HARRIS
                                INSIGHT(R) FUNDS


                           HARRIS INSIGHT EQUITY FUNDS
                                    A Shares
                                    N Shares
                              Institutional Shares

                        Supplement dated January 10, 2001
                      to the Prospectuses dated May 1, 2000


The following text replaces the corresponding paragraph under the section entitled Portfolio Managers - Portfolio Managers of the Harris Insight Equity Funds.


INTERNATIONAL FUND
EMERGING MARKETS FUND

Thomas L. Hansberger, Chairman and Chief Executive Officer (Hansberger)

Before forming Hansberger in 1994, Mr. Hansberger was Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc. While at Templeton, he served as director of research and was an officer, director or primary portfolio manager for several Templeton mutual funds. He leads the International Fund's portfolio team, which includes:

         Bryan L. Ward, Senior Vice President, Research

         Aureole Foong, Managing Director, Asian Research

         Ronald W. Holt, Vice President, Research

Mr. Hansberger also leads the Emerging Markets Fund's portfolio team, which includes:

         Francisco J. Alzuru, Managing Director, Latin America

         Robert X. Mazuelos, Senior Vice President, Research

         Elena V. Denisova, Vice President, Research

         Stephen W. Ho, Vice President, Research



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